UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 20, 2017

CYPRESS SEMICONDUCTOR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1–10079	94-2885898
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
198 Champion Court
San Jose, California 95134
(Address of principal executive offices and zip code)
(408) 943-2600
(Registrant's telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
The Company convened its Annual Stockholder’s Meeting (the “Annual Meeting”) on June 8, 2017, for the sole purpose of adjourning the meeting to June 20, 2017. The Company reconvened the Annual Meeting on June 20, 2017 to conduct the formal business submitted to security holders. On April 18, 2017, the record date for stockholders entitled to vote at the Annual Meeting (the “Record Date”), 334,261,105 shares of the Company’s common stock were outstanding, each of which entitled the holder to one vote on each matter brought before the Annual Meeting. A total of 260,837,545 shares of common stock were represented in person or by proxy at the Annual Meeting, representing 78% of the shares of common stock issued and outstanding on the Record Date. At the Annual Meeting, our stockholders:

•
Elected W. Steve Albrecht, Hassane El-Khoury, Oh Chul Kwon, Camillo Martino, J. Daniel McCranie, Wilbert van den Hoek and Michael Wishart to serve for the ensuing year and until their successors are elected, or until such director's earlier death, resignation or removal;

•	Ratified the Board of Directors' selection of our independent registered public accounting firm for fiscal year 2017;

•	Approved, on an advisory basis, the compensation of our named executive officers ("Say-on-Pay");

•	Approved, on an advisory basis, holding the Say-on-Pay vote on an annual basis; and

•	Approved an amendment and restatement of the Company's 2013 Stock Plan.

The number of votes cast for, against, or withheld, as well as the number of abstentions and broker non-votes, as applicable, with respect to each matter brought before the Annual Meeting is set forth below.

1. Election of Directors:

	For	Withheld
W. Steve Albrecht	254,845,919	5,991,626
Eric A. Benhamou	60,925,801	43,848,274
Hassane El-Khoury	257,543,176	3,294,369
Oh Chul Kwon	255,061,640	5,775,905
Camillo Martino	155,015,393	1,048,077
J. Daniel McCranie	150,672,797	7,652,471
Wilbert van den Hoek	254,271,890	6,565,655
Michael Wishart	254,315,921	6,521,624

2. The vote on the ratification of the Board of Directors' selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2017 was:

For	Against	Abstain	Broker Non-Votes
255,929,186	2,474,414	2,433,945	0

3. The annual advisory vote to approve the compensation of our named executive officers was:

For	Against	Abstain	Broker Non-Votes
213,961,437	43,469,351	3,406,757	0

4. The advisory vote on the frequency of the advisory vote to approve the compensation of our named executive officers was:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
232,908,765	845,063	24,073,525	3,010,192	0

5. Amendment and restatement of the 2013 Stock Plan to approve (i) adding additional shares to the plan, and (ii) certain administrative and clerical changes to the plan:

For	Against	Abstain	Broker Non-Votes
166,130,927	87,466,552	7,240,066	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 26, 2017            CYPRESS SEMICONDUCTOR CORPORATION

By: /s/ Thad Trent
Thad Trent
Executive Vice President, Finance and Administration
and Chief Financial Officer